UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 30, 2004 (August 27, 2004)

(Date of Earliest Event Reported)

CREDENCE SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-22366	94-2878499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1421 California Circle Milpitas, California	95035
(Address of Principal Executive Offices)	(Zip Code)

408-635-4300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

On August 24, 2004, the Board of Directors of Credence Systems Corporation (the “Company”) voted to amend the Rights Agreement, dated as of June 2, 1998, by and between the Company and Equiserve Trust Company, N.A. (formerly known as BankBoston, N.A.), as amended by that certain First Amendment to Rights Agreement dated as of February 19, 2004 (the “Rights Agreement”) to provide that the “Final Expiration Date” (as defined in the Rights Agreement) of the “Rights” (as defined in the Rights Agreement) shall be 5:00 p.m. Massachusetts time on August 31, 2004. The Second Amendment to the Rights Agreement, dated as of August 27, 2004, is attached hereto as Exhibit 4.1 and is incorporated in its entirety herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit Number	Description
4.1	Second Amendment to Rights Agreement, dated as of August 27, 2004.

4.2(1)	First Amendment to Rights Agreement, dated as of February 19, 2004.

4.3(2)	Form of Rights Agreement, dated as of June 2, 1998, by and between the Company and Equiserve Trust Company, N.A. (formerly known as BankBoston, N.A.), as Rights Agent.

(1)	Incorporated by reference to an exhibit to the Company’s Form 8-A/A as filed with the Securities and Exchange Commission on March 26, 2004.
(2)	Incorporated by reference to an exhibit to the Company’s Form 8-A as filed with the Securities and Exchange Commission on June 19, 1998.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDENCE SYSTEMS CORPORATION

By:	/s/ Graham J. Siddall
Graham J. Siddall
Chairman of the Board and
Chief Executive Officer

Date: August 30, 2004

EXHIBIT INDEX

Exhibit Number	Description
4.1	Second Amendment to Rights Agreement, dated as of August 27, 2004.

4.2(1)	First Amendment to Rights Agreement, dated as of February 19, 2004.

4.3(2)	Form of Rights Agreement, dated as of June 2, 1998, by and between the Company and Equiserve Trust Company, N.A. (formerly known as BankBoston, N.A.), as Rights Agent.

(1)	Incorporated by reference to an exhibit to the Company’s Form 8-A/A as filed with the Securities and Exchange Commission on March 26, 2004.
(2)	Incorporated by reference to an exhibit to the Company’s Form 8-A as filed with the Securities and Exchange Commission on June 19, 1998.